UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2025

CHESAPEAKE UTILITIES CORPORATION
(Exact name of registrant as specified in its charter)

DE	001-11590	51-0064146
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
500 Energy Lane, Dover, DE 19901
(Address of principal executive offices, including Zip Code)
(302) 734-6799
(Registrant's Telephone Number, including Area Code)

(Former name, former address and former fiscal year, if changed since last report.)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value per share $0.4867	CPK	New York Stock Exchange, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Explanatory Note
Item 7.01 Regulation FD Disclosure.
On February 26, 2025, Chesapeake Utilities Corporation (the “Company”) filed a Current Report on Form 8-K (“Report”) and furnished as Exhibit 99.2 to the Report, and posted on its website, an incorrect version of its earnings call presentation to discuss the Company’s financial results for the quarter and year ended December 31, 2024. The filed and posted presentation inadvertently included planning slides intended for the Company’s internal use and reference only and were marked as such. Certain information, including certain projections, on such slides were based on preliminary, incomplete and unverified information. Information in the slides marked “For Internal Use & Reference Only” may not be relied upon and such slides should be disregarded. This Form 8-K/A is filed solely to correct the presentation furnished as Exhibit 99.2 to the Report. The correct presentation is filed herewith as Exhibit 99.1. Other than the removal of the internal use only slides, there are no other changes or differences between the previously filed Exhibit 99.2 and the Exhibit 99.1 filed herewith. There were no changes to the press release attached to the original Form 8-K.

The presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits
Exhibit 99.1 - Fourth Quarter 2024 Earnings Call Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE UTILITIES CORPORATION

/s/ Beth W. Cooper
Beth W. Cooper
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Corporate Secretary

Date: February 27, 2025